CONFIDENTIAL TREATMENT REQUEST
                                              [*] INDICATES INFORMATION THAT HAS
                                                      BEEN OMITTED PURSUANT TO A
                                              CONFIDENTIAL TREATMENT REQUEST AND
                                           THIS INFORMATION HAS BEEN FILED UNDER
                                              SEPARATE COVER WITH THE COMMISSION


                                BIONUTRICS, INC.
                       2415 EAST CAMELBACK ROAD, SUITE 700
                             PHOENIX, ARIZONA 85022


September 27, 2005

Nirmal Mulye, Ph.D.
President
Nostrum Pharmaceuticals, Inc.
505 Thornall Street, Suite 304
Edison, NJ 08837

Nirmal Mulye, Ph.D.
Director
Emem Nostrum Remedies, Pvt. Ltd.
Camlin House
Andheri (E), Mumbai 400 059
India

         Re: Assumption of Enem Nostrum Remedies Pvt. Ltd. Obligations

Dear Nirmal:

This letter serves to confirm the agreements between and among Bionutrics, Inc. ("Bionutrics"), Nostrum Pharmaceuticals, Inc. ("Nostrum") and Enem Nostrum Remedies Pvt. Ltd. ("Enem") regarding the above-reference matters, as follows:

         (a) Effective September 14, 2005, Bionutrics will assume, and Enem will discharge, Nostrum's obligation to pay Enem $1,191,113.00 for its work in the development of pharmaceutical products for which it has previously submitted invoices, a list of which you have given to Bionutrics.

         (b) Effective September 27, 2005, Bionutrics will assume, and Enem will discharge, Nostrum's additional obligation to pay Enem $316,979.00 for its work in the development of pharmaceutical products for which it has previously submitted invoices, a list of which you have given to Bionutrics.

In consideration of Bionutrics' assumption of the foregoing obligations, Nostrum agrees (i) that the assumption of the obligations and the payments to Enem shall be a credit against Bionutrics'


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

September 27, 2005
Page 2


obligation pursuant to Section 3.2(c) of the Technology License Agreement dated as of March 16, 2005 between Nostrum and Bionutrics (the "License Agreement") to reimburse Nostrum for reasonable costs and expenses incurred in providing assistance to Bionutrics in the performance of its obligations under Article 3 and (ii) that set forth on Exhibit A hereto are the ten Generic Products and the first of the ten 505(b)(2) Products, which pursuant to Section 2.1(b) of the License Agreement shall be deemed to have been designated by Nostrum and Bionutrics as Products within the Three Year Period (in each case as defined in Article 1 of the License Agreement).

September 27, 2005
Page 3


If the foregoing represents your understanding of our agreement, please so indicate by counter signing the enclosed copy of this letter and returning it to me.

                                                Very truly yours,

                                                /s/ Ronald H. Lane

                                                Ronald H. Lane
                                                Chairman, CEO and President


ACCEPTED AND AGREED:                            ACCEPTED AND AGREED:
Nostrum Pharmaceuticals, Inc.                   Enem Nostrum Remedies, Pvt. Ltd.



By:      /s/ Nirmal Mulye                       By:  /s/ Nirmal Mulye
         ------------------------                    ----------------------
         Nirmal Mulye, President                     Nirmal Mulye, Director




* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

September 27, 2005
Page 4


                                    Exhibit A

                         List of Selected Generic Drugs

1.       [ * ]
2.       [ * ]
3.       [ * ]
4.       [ * ]
5.       [ * ]
6.       [ * ]
7.       [ * ]
8.       [ * ]
9.       [ * ]
10.      [ * ]

                             Selected 505(b)(2) Drug

1.       [ * ]
2.       [ * ]
3.       [ * ]